UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): August 8, 2007
DAWSON GEOPHYSICAL COMPANY
(Exact name of Registrant as specified in its charter)

TEXAS	0-10144	75-0970548
(State of incorporation	(Commission file number)	(I.R.S. employer identification number)
or organization)
508 West Wall, Suite 800
Midland, Texas 79701
(Address of principal executive offices)
(432) 684-3000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act    (17 CFR 240.14d-2(b))
      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act    (17 CFR 240.13e-4(c))

Item 7.01.       Regulation FD Disclosure.
                On August 8, 2007, Dawson Geophysical Company (the “Registrant”) announced that Stephen Jumper, its President and Chief Executive Officer, is scheduled to present at The Twelfth Oil & Gas Conference in Denver hosted by EnerCom, Inc. on Monday, August 20, beginning at 9:15 a.m. MDT. The presentation will be webcast live on the Registrant’s web site and may be accessed at www.dawson3d.com. Replay of the webcast will be available on the Registrant’s web site for 30 days following the event. A copy of the presentation materials may be obtained by contacting the Registrant’s executive offices at 1-800-332-9766. The information contained on the Registrant’s web site is not incorporated by reference herein.
                The press release announcing the presentation is furnished as Exhibit 99.1 to this Current Report. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein are deemed to be furnished and shall not be deemed to be “filed” under the Securities Act of 1934.
Item 9.01.       Financial Statements and Exhibits.
                (d)    Exhibits.
                In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

EXHIBIT NUMBER		DESCRIPTION
99.1	—	Press release dated August 8, 2007.

SIGNATURES
                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAWSON GEOPHYSICAL COMPANY

Date: August 8, 2007	By:	/s/ Christina W. Hagan
Christina W. Hagan Executive Vice President, Secretary and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION
99.1	—	Press release dated August 8, 2007.